THE LIVINGSTON  SERVICES,LLC VIRTUAL  CONFERENCE SERIES

626 RexCorp Plaza,6th floor,West Tower,Uniondale,NY 11556

212·520·8481

Services:

Access to two conferences (Zoom,Webinar,Teleconference) per month

Access to company and presenter information and introductions when appropriate

     Cost:

Corporate Subscription:$500 per month (access provided for up to five participants)

InstitutionalSubscription:$1000 per month {five or more participants)

   Term:

The initial term of this subscription shall be six {6) months,with the option to renew at the same rate for an additional six {6) months.

Cancellation:

The subscriber is eligible to cancel after six (6) months. If notice of cancellation is not received ten (10) days prior to the end of the initial term, the subscription will be renewed for an additional six (6) months.

Please elect the appropriate subscription type on the attached credit card authorization form.

The payment will be processed on the 1st day of each month by CardWorks Merchant Services and be reflected as a charge from "LIVINGSTON SERVICES, LLC".

Disclosures

Speakers opinions are their  own and do not necessarily represent the views of Livingston Services LLC, Livingston Securities LLC or, their officers, employees or affiliates.

Presentations of public and private companies are not intended to be solicitations. As such, in the event that participants make a subsequent decision to invest in any securities of the issuer, it should be based solely upon independent review of offering documents, prospectus and other publicly available information.

Past performance discussed is not indicative of future results.

Livingston Securities, LLC or its affiliates may have an interest or position in the securities of featured companies. Any such interest or position will be disclosed during the presentation. Livingston Securities, LLC may presently and/or has previously received fees or transaction compensation for financial related services or transactions from presenting issuers. Any such agreements  will be disclosed during the presentation.

THE LIVINGSTON SERVICES,LLC VIRTUAL CONFERENCE SERIES CREDIT CARD  AUTHORIZATION FORM

Please complete and fax back to 212-520-8476 or securely email to scott@livingstonsecurities.com

Subscription Type

Corporate          Insitutional ☒

User Information

     Name:  High Sierra Tech.

Phone:  775-843-7657

Email:  VCLombardi@gmail.com

Billing Information

Credit Card:

☒ Visa ☐ MasterCard  ☐ Am Ex

Name on Credit Card: High Sierra Tech Inc.

                                     Vincent C. Lombardi

Credit Card #:

Expiration (Mo/Yr):

CVV:

Billing address:

989 WestCliff Lane

                    Reno, NV 89527

     Cardholder Signature: /s/ Vincent C. Lombardi

Date:

5/23/19